PRELIMINARY PROXY MATERIAL

                        FRESHSTART VENTURE CAPITAL CORP.
                              313 WEST 53RD STREET
                               NEW YORK, NY 10019

                    Notice of Annual Meeting of Shareholders
                         To Be Held on November 10, 1998

To the Shareholders:

     The Annual Meeting of Shareholders of Freshstart Venture Capital Corp. (the "Company") will be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York, on November 10, 1998, at 10:30 a.m. to consider and act upon the following matters:

     1. To elect eight directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

     2. To approve an amendment to the certificate of incorporation of the Company increasing from 3,000,000 to 5,000,000 the authorized number of shares of the common stock of the Company, subject to the approval of the United States Small Business Administration.

     3. To approve the selection by the Board of Directors of Michael C. Finkelstein & Co. as the Company's independent public accountants for the fiscal year ended May 31, 1998.

     4. To ratify and approve the election to become a Business Development Company under Section 54 of the Investment Company Act of 1940.

     5. To adopt an incentive stock option plan for employees of the Company.

     6. To adopt a stock option plan for non-employee directors of the Company, subject to the approval of the Securities and Exchange Commission.

     7. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on October 5, 1998, will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

     All shareholders are cordially invited to attend the meeting.

                         By Order of the Board of Directors


October 10, 1998                                       NEIL GREENBAUM, Secretary


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                           PRELIMINARY PROXY MATERIAL


                        FRESHSTART VENTURE CAPITAL CORP.
                              313 WEST 53RD STREET
                            NEW YORK, NEW YORK 10019

                               Proxy Statement for
                         Annual Meeting of Shareholders
                                November 10, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Freshstart Venture Capital Corp. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 10, 1998, and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Neil Greenbaum, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about October 10, 1998.

     The Board of Directors has fixed October 5, 1998, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on October 5, 1998, there were outstanding and entitled to vote 2,172,688 outstanding shares of common stock, par value $.01 (the "Common Stock"), of the Company. Each share is entitled to one vote.

     The following table sets forth information concerning ownership of the Company's Common Stock as of October 5, 1998, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                                      Number of Shares         Percent of Common
Name and Addres                       Beneficially Owned       Stock Outstanding

Neil Greenbaum                         142,848(2)                      6.6%
29 Flamingo Road North
East Hills, NY 11576 (1)

Zindel Zelmanovitch                    136,114(3)                      6.3%
1934 East 18th Street
Brooklyn, NY 11229

Pearl Greenbaum                        205,312(4)                      9.4%
300 Winston Drive
Cliffside Park, NJ 07010 (1)


(1)  Pearl Greenbaum is the mother of Neil Greenbaum.

(2) Includes 5,400 shares held by Mr. Greenbaum's children. Also includes 13,040 shares held in joint tenancy with Mr. Greenbaum's wife. Also includes 10,260 shares held by the defined benefit plan of

     Pearland Brokerage Inc., of which Mr. Greenbaum is an administrator. Also includes 7,180 shares held by the Freshstart Venture Capital Money Purchase Plan, of which Mr. Greenbaum is an administrator. Excludes 30,200 shares held by his wife and 20,440 shares held by his mother and children as joint tenants, as to which shares Mr. Greenbaum disclaims beneficial ownership.

(3) Includes 50,348 shares held with his wife as joint tenants and 1,600 shares held directly by his wife. Also includes 84,564 shares held in pension plans of which Mr. Zelmanovitch is the beneficiary and 7,180 shares held by the Freshstart Venture Capital Money Purchase Plan, of which Mr. Zelmanovitch is an administrator.

(4) Includes 39,100 shares held in joint tenancy with Mrs. Greenbaum's grandchildren. Also includes 33,760 shares held in joint tenancy with her daughter, Karen Franklin. Also includes 10,260 shares held by the benefit plan of Pearland Brokerage Inc., of which Mrs. Greenbaum is an administrator. Excludes 93,240 shares held by the estate of her husband, Andrew Greenbaum, as to which shares Mrs. Greenbaum disclaims beneficial ownership.

     Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power with respect to their respective shares.

     All of the persons listed above, for as long as they continue to hold five percent or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     All of the Company's outstanding preferred stock is nonvoting and is held by the United States Small Business Administration ("SBA").

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the eight nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than eight directors. All of the eight nominees are presently directors of the Company.

     Each director will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     The following sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, his or her principal occupation and business experience for the last five years and the names of other publicly-held companies in which he or she serves as a director:

     Zindel Zelmanovitch, 51, has been President and a director of the Company since March 1982. Mr. Zelmanovitch is also President, director and a principal shareholder of East Coast Venture Capital Inc., a wholly-owned subsidiary of Veritas Financial, Inc., that has been a licensed SSBIC since 1986. He has also served as Secretary and a director of the National Association of Investment Companies (NAIC) since 1991. He has been Secretary and a director of the National Association of Investment Companies Management Group, Inc. since 1993 and Vice Chairman since 1997. Mr. Zelmanovitch is also the President of Z. Zindel Corp., which provides management services. Since 1997, he has been a director of the Midwood Federal Credit Union. Mr. Zelmanovitch received an M.B.A. from Long Island University in June 1997. He has also been licensed as a real estate broker by the New York Department of State since 1976.

     Neil Greenbaum, 41, has been the Secretary and a director of the Company since March 1982. Mr. Greenbaum has acted as Vice President and Secretary of Pearland Transfer Corp., a licensed medallion broker, and Pearland Brokerage Inc., an insurance brokerage company, for more than five years. Mr. Greenbaum has been President of Hereford Insurance Company since April 1994. He has been the President of United Brokers Association, a taxicab brokerage organization, since October 1988. Mr. Greenbaum has also been President of All Taxi Management Inc. since 1995. Mr. Greenbaum has also been President of the New York City Committee for Taxi Cab Safety since 1996 and was appointed to the Taxi and Limousine Advisory Board in March 1998.

     Pearl Greenbaum, 74, has been the Vice President and a director of the Company since March 1982. Mrs. Greenbaum has been President of Pearland Transfer Corp. and Pearland Brokerage Inc. for more than five years. She has been Treasurer of Hereford Insurance Company since April 1994.

     Michael L. Moskowitz, 39, has been a director of the Company since June 3084. From 1984 to 1992 Mr. Moskowitz was Treasurer of the Company. Mr. Moskowitz has been President of M. L. Moskowitz and Co., Inc., a residential mortgage banking firm, since August of 1986.

     Eugene Haber, 50, has been a director of the Company since September 1996. He has been a practicing attorney since 1973 and since 1975 a partner in the firm of Cobert, Haber & Haber, a general practice law firm specializing in litigation and commercial transactions with a heavy emphasis on the New York City Taxi industry.

     Alan Work, 42, has been a director of the Company since March 1988. Since 1989, he has been Executive Vice President for Quantex Associates Inc., an executive search firm. From 1982 to 1989, Mr. Work was an account executive for E.D.P. World.

     Ben Lichtenberg, 43, has been a director of the Company since January 1997. He has been an Executive Vice President in charge of Investment Banking at First Colonial Securities Group since 1992. From 1990 to 1992 he was a Vice President in charge of Investment Banking at S.W. Ryan & Co. Prior to that, from 1988 to 1990 he was a Vice President in charge of Investment Banking at Bryn Mawr Investments. Mr. Lichtenberg received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

     John Hamill, 53, has been a director of the Company since June 1997. He has been President of Suburban Greater Hartford Realty Management Corporation ("Suburban Greater Hartford") since 1992. From 1976 to 1992 Mr. Hamill was a Vice President of Greater Hartford Realty Management Corporation until he bought the company and changed its name to Suburban Greater Hartford in 1992. Also from 1972 to 1992 Mr. Hamill was a Vice President of Utility Development Corporation, the parent corporation of Suburban Greater Hartford, which rehabilitated or constructed over 6,000 units many of which projects were constructed with the help of HUD mortgage insurance programs. Mr. Hamill received a B.S. in Biology and a Masters in Education from the University of Hartford.

     The following table sets forth information concerning ownership of the Company's Common Stock as of October 5, 1998, by each director and officer of the Company and by all directors and officers of the Company as a group.


                                        Number of Shares       Percent of Common
Name and Address                       Beneficially Owned      Stock Outstanding

*Neil Greenbaum (1)                           142,848(2)           6.6%

*Zindel Zelmanovitch                          136,114(3)           6.3%

*Pearl Greenbaum (1)                          205,312(4)           9.4%

Michael L. Moskowitz                           39,183(5)           1.8%

Eugene Haber                                      176(7)            (6)

Alan Work                                       4,720(8)            (6)

Ben Lichtenberg                                 7,000(9)            (6)

John Hamill                                    38,500(10)          1.8%

Officers and Directors of the                 556,413             25.6%
Company as a group (8 persons)
----------


* "Interested Person" with respect to the Company, as such term is defined in the 1940 Act.

(1)  Pearl Greenbaum is the mother of Neil Greenbaum.

(2) Includes 5,400 shares held by Mr. Greenbaum's children. Also includes 13,040 shares held in joint tenancy with Mr. Greenbaum's wife. Also includes 10,260 shares held by the defined benefit plan of Pearland Brokerage Inc., of which Mr. Greenbaum is an administrator. Also includes 7,180 shares held by the Freshstart Venture Capital Money Purchase Plan, of which Mr. Greenbaum is an administrator. Excludes 30,200 shares held by his wife and 20,440 shares held by his mother and children as joint tenants, as to which shares Mr. Greenbaum disclaims beneficial ownership.

(3) Includes 50,348 shares held with his wife as joint tenants and 1,600 shares held directly by his wife. Also includes 84,564 shares held in pension plans of which Mr. Zelmanovitch is the beneficiary and 7,180 shares held by the Freshstart Venture Capital Money Purchase Plan of which Mr. Zelmanovitch is an administrator.

(4) Includes 39,100 shares held in joint tenancy with Mrs. Greenbaum's grandchildren. Also includes 33,760 shares held in joint tenancy with her daughter, Karen Franklin. Also includes 10,260 shares held by the benefit plan of Pearland Brokerage Inc. of which Mrs. Greenbaum is an administrator. Excludes 93,240 shares held by the estate of her husband, Andrew Greenbaum, as to which shares Mrs. Greenbaum disclaims beneficial ownership.

(5) Includes 9,000 shares held by M.L. Moskowitz & Co., Inc. of which Mr. Moskowitz is a principal shareholder. Also includes 7,095 shares held by the profit sharing plan of M.L. Moskowitz & Co. of which Mr. Moskowitz is the trustee.

(6)  Represents less than 1% of the Common Stock.

(7)  Includes 132 shares held by his wife.

(8) Includes 2,220 shares held by Mr. Work and his wife as joint tenants and 2,500 shares held by the pension plan of a company of which Mr. Work is the sole trustee.

(9)  These shares are held with Mr. Lichtenberg's children as joint tenants.

(10) Excludes (i) 10,200 shares held by Mr. Hamill's three children, (ii) 18,660 shares held by his mother-in-law, Pearl Greenbaum, and his h children as joint tenants and (iii) 72,500 shares held by his wife, as to all of which shares Mr. Hamill disclaims beneficial ownership.

     Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power with respect to their respective shares.

Committees of the Board and Meeting Attendance

     During the fiscal year ended May 31, 1998, the Company's Board of Directors held six meetings. The Company has standing Credit, Audit, 1998 Plan and Director Plan Committees, but does not have standing nominating or compensation committees.

     The Credit Committee is comprised of Mr. Zelmanovitch, Mr. Greenbaum and Mr. Haber. The Credit Committee reviews loan activities and delinquencies and provides recommendations to the Board of Directors. The Credit Committee met 10 times during the last fiscal year.

     The Audit  Committee is comprised of Zindel  Zelmanovitch,  Neil Greenbaum,
Eugene Haber, Michael L. Moskowitz and John Hamill. The Audit Committee, established in March 1998, met one time during the last fiscal year. The function of the Audit Committee is to review the internal accounting control procedures of the Company, review the consolidated financial statements of the Company and review with the independent public accountants the results of their audit.

     The 1998 Employee Plan Committee will be established at such time as the Employee Plan is approved by the stockholders. The function of the Plan Committee is to administer the 1998 Incentive Stock Option Plan.

     The Director Plan Committee will be established at such time as the Non-Employee Directors Option Plan is approved by the stockholders and the Securities and Exchange Commission (the "Commission"). The function of the Directors Plan Committee will be to administer the Non-Employee Directors Option Plan.

     Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and the meetings of all committees of the Board of Directors on which he served during the last fiscal year.

Executive Compensation

     The following table sets forth all remuneration for services rendered to the Company during the year ended May 31, 1998 paid to or accrued for the account of (i) each of the executive officers and (ii) all executive officers and directors as a group.


  Name of Individual or           Capacities in
Number of Persons in Group        Which Served              Cash Compensation(1)

Zindel Zelmanovitch               President and Director       $ 85,320

Neil Greenbaum                    Secretary and Director       $ 36,300

All Executive Officers and                                     $121,620
Directors as a group (3)
----------

(1) Officers' salaries constitute a major portion of the Company's total "management fee compensation," which must be approved by the SBA. The SBA has approved management fee compensation of $225,000 for the Company. This amount includes officers' salaries, other salaries and employee benefits.

     The Company has a policy of paying its directors fees of $100 for each meeting attended, not to exceed a total of $1,000 in any single year for any individual director.

     The Company initiated a defined contribution plan in fiscal 1989. The eligibility requirements for participation in the plan are a minimum age of 21 years old and 24 months of continuous employment with the Company. Contributions are currently limited to ten percent of each participant's compensation. All employees and officers were covered and fully vested in the plan as of May 31, 1998. Accrued Benefits Contributed for the Twelve Balance Vested as Name of Individual Months Ended May 31, 1998 of May 31, 1998

                           Accrued Benefits Contributed
                            for the Twelve Months Ended       Balance Vested as
Name of Individual                 May 31, 1998               of May 31, 1998

Neil Greenbaum                     $  3,630                      $118,584

Pearl Greenbaum                          --                        88,273

Zindel Zelmanovitch                   8,532                       271,766

All Other Employees                   3,370                        50,288
                                   --------                      --------

                                   $ 15,532                      $528,911
                                   ========                      ========

Certain Transactions

     Neil Greenbaum and Pearl Greenbaum, officers and directors of the Company, and Barbara Joy Hamill, the wife of John Hamill, a nominee for director, are principals in Pearland Transfer Corp. ("Pearland"), which is licensed to broker taxi medallions. Frequently, Pearland refers an individual purchasing a medallion to sources of financing, including the Company and other SSBICs. A substantial portion of the Company's taxicab medallion financings are referred to the Company by Pearland. Pearland receives no compensation from the Company for these referrals. Pearland, however, receives a brokerage fee of approximately $3,000-$4,000 per medallion transfer, the cost of which fee is typically split between the purchaser and seller of the medallion.

     Mr. Zelmanovitch, President and a director of the Company, is also President and a director of another SSBIC, East Coast Venture Capital Inc., a wholly-owned subsidiary of Veritas Financial, Inc. ("East Coast"). The Company and East Coast may in the future co-invest in certain loan and/or other investment opportunities. Because such co-investing would require prior approval from the Securities and Exchange Commission pursuant to the 1940 Act, the Company will seek such approval if the Company's management determines such co-investing to be in the best interests of the Company.

     The Company currently leases office space from 313 West 53rd Street Assoc., a partnership whose partners consist of certain officers and directors of the Company, for $1,500 per month plus a prorated portion of any increases in the landlord's operating costs above those in effect at the time the lease was entered into and the prorated share of any repair expenses incurred by the landlord. The lease is on a month-to-month basis.

Compliance with Section 16(a) of The 1934 Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the Commission and to furnish the Company with copies of all reports filed.

     Based solely on a review of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all persons who were subject to Section 16(a) in 1998 complied with the filing requirements.

                                 PROPOSAL NO. 2
                        APPROVAL OF AMENDMENT TO CHARTER

Pursuant to the Company's certificate of incorporation, the Company is presently authorized to issue an aggregate of 8,000,000 shares, of which 5,000,000 shares are four (4%) percent preferred stock, $1.00 par value, with a 4% dividend rate ("4% Preferred Stock"), and 3,000,000 shares are common stock $.01 par value Common Stock. On June 30, 1998, 1,410,000 shares of 4% Preferred Stock (all of which are held by the SBA) and 2,172,688 shares of Common Stock, respectively, were issued and outstanding.

One of the purposes of this Annual Meeting of Shareholders is to consider and vote upon approval of an amendment to the Company's certificate of incorporation that would increase the number of shares of Common Stock the Company is authorized to issue from 3,000,000 to 5,000,000 shares. A copy of the form of proposed amendment reflecting the increase in the authorized shares of Common Stock is included as Exhibit A hereto. Holders of the Common Stock do not have any preemptive or similar rights to purchase any securities of the Company and accordingly do not have any rights to purchase any additional authorized shares of Common Stock. The Board of Directors would not seek from shareholders any authorization or approval for the issuance of the additional authorized shares of Common Stock unless required to do so by law in the particular instance. If and when issued, the newly authorized shares of Common Stock would have the same rights as the presently issued and outstanding shares of Common Stock.

The purpose of the increase in the authorized number of shares of Common Stock is to have a sufficient number of authorized shares (i) to provide for the exercise of options under the stock option plans (the "Stock Option Plans") and
(ii) to provide for the issuance of additional shares in connection with a future sale of shares pursuant to either a private or public financing. The Stock Option Plans are described in Proposal Nos. 5 and 6, and no consideration will be received by the Company in connection with the Stock Option Plans until the options issued pursuant to the Stock Option Plans are exercised. The Company presently has no plans to sell any of its shares.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the certificate of incorporation.

     Proposal No. 2 also requires approval by the SBA.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1998

     The Board of Directors, including a majority of directors who are not interested persons of the Company, subject to shareholder approval, has selected Michael C. Finkelstein & Co. as independent public accountants to be employed by the Company for the fiscal year ending May 31, 1998 to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to approval by the shareholders at this meeting. No member of Michael C. Finkelstein & Co. or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to approve the selection of Michael C. Finkelstein & Co. as independent public accountants for the Company for fiscal 1998.

     A representative of Michael C. Finkelstein & Co. will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4
                    APPROVAL AND RATIFICATION OF THE ELECTION
                    TO BECOME A BUSINESS DEVELOPMENT COMPANY

     The Company has been registered under the 1940 Act as, and has operated as, a closed-end, diversified management investment company. The Board of Directors has determined that it would be in the best interests of shareholders to elect to become a business development company ("BDC") under the 1940 Act and made such election.

     A BDC is a specialized type of investment company. The Board believes the greater flexibility in operations, including the ability to invest in entities that other affiliated persons invest in and the ability to offer expanded management incentives and other benefits of a BDC, makes this the correct choice and recommends that you vote "FOR" the proposal. The Company may not withdraw its election without first obtaining the approval of a majority of its outstanding voting securities. The following is a brief summary of the 1940 Act as applied to BDCs. This summary is not complete and is qualified in its entirety by reference to the full text of the 1940 Act, as amended to date, and the rules adopted thereunder.

     Generally, to be eligible to elect BDC status, a company must be primarily engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a BDC, a company must (i) be a domestic company; (ii) have registered a class of its equity securities or have filed a registration statement with the Company pursuant to Section 12 of the 1934 Act; (iii) operate for the purpose of investing in the securities of certain types of portfolio companies, namely immature or emerging companies and business suffering or just recovering from financial distress (see following paragraph); (iv) extend significant managerial assistance to such portfolio companies; (v) have a majority of "disinterested" directors (as defined in the 1940 Act); and (vi) file (or, under certain circumstances, intend to file) a proper notice of election with the Company.

     An eligible portfolio company generally is a U.S. company that is not an investment company and that (i) does not have a class of securities registered on an exchanged or included in the Federal Reserve Board's over-the-counter margin list; or (ii) is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or (iii) meets such other criteria as may be established by the Commission. Control under the 1940 Act is presumed to exist where a BDC owns 25% of the outstanding securities of the investee.

     The 1940 Act prohibits or restricts companies subject to the 1940 Act from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the 1940 Act limits the type of assets that BDCs may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of acquisition, less than 70% of the value of the company's assets consist of qualifying assets. The staff of the Commission is of the view that a BDC must meet this test within two years and must have at least 50% of its assets in securities of portfolio companies within two years. The Company expects to be able to meet these criteria. Qualifying assets include: (i) securities of companies that were eligible portfolio companies at the time such company acquired their securities; (ii) securities of bankrupt or insolvent companies that were eligible at the time of such company's initial acquisition of their securities but are no longer eligible, provided that such company has maintained a substantial portion of its initial investment in those companies; (iii) securities received in exchange for or distributed in or with respect to any of the foregoing; and (iv) cash items, government securities and high-quality short-term debt. The 1940 Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions including limiting purchases to transactions not involving a public offering and acquiring securities from either the portfolio company or their officers, directors or affiliates.

     Investing in a BDC may entail special risks because of the nature of their investments in small companies. Because of the absence of any trading market for unlisted investments, the Company may require more time to liquidate its investments than would be the case for listed securities. Companies whose securities are unlisted tend to be smaller than established companies and generally have smaller capitalizations and fewer resources and, therefore, are often more vulnerable to financial failure. In addition, the management of such companies tend to be less experienced and knowledgeable than those of established companies that are in a "start-up" stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets or financial resources or have the need for substantial additional "follow-up" capital to support expansion or to achieve or maintain a competitive position.

     As a BDC, the Company may invest in the securities of public companies and other investments that are not qualifying assets, but such investments shall not exceed 30% of the Company's total asset value at the time of any such investment.

     The Company is permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock if its asset coverage, as defined in the 1940 Act, is at least 200% after issuance of the debt or the preferred stock (i.e., such senior securities may not be in excess of 50% of its net assets). If the value of the Company's assets, as defined, were to increase through the issuance of additional capital stock or otherwise, the Company would be permitted under the 1940 Act to issue senior securities.

     The Company expects that the business focus will not change significantly as management provides direct assistance and advice to portfolio companies and expects to continue to do so. It does so through conferences, meetings and assistance with business planning and development as well as providing access to knowledgeable third parties.

     The Company may issue in limited amounts, warrants, options and rights to purchase its securities to its officers, directors and employees in connection with an executive compensation plan if certain conditions are met. These conditions include the authorization of such issuance by a majority of the holders of the Company's Common Stock and the approval of a majority of the independent members of the Board of Directors and a majority of the directors who have no financial interest in the transaction. The issuance of options, warrants or rights to directors who are not also officers or employees requires the prior approval of the Commission. Proposal Nos. 5 and 6 would implement these provisions.

     The Board of Directors recommend a vote FOR Proposal No. 4.

                                 PROPOSAL NO. 5
                   APPROVAL OF AN INCENTIVE STOCK OPTION PLAN

     The Company's Board of Directors, including a majority of the non-interested directors, has adopted, subject to shareholder approval, an employees stock option plan (the "1998 Employee Plan") in order to link the personal interests of key employees to the long-term financial success of the Company and the growth of shareholder value. The 1998 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 125,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of the Company. By adopting the 1998 Employee Plan, the Board believes that the Company will be better able to attract, motivate and retain as employees people upon whose judgment and special skills the success of the Company in large measure depends. As of October 5, 1998, no options to purchase shares of Common Stock have been granted under the 1998 Employee Plan. Accordingly, as of such date, 125,000 shares of Common Stock were available for future awards under the 1998 Employee Plan.

     The 1998 Employee Plan will be administered by the 1998 Employee Plan Committee of the Board of Directors, which will be comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") (the "Committee")). The Committee can make such rules and regulations and establish such procedures for the administration of the 1998 Employee Plan as it deems appropriate.

     The exercise price of an incentive stock option must be at the fair market value of the Company's Common Stock on the date of grant (110% of the fair market value for shareholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of the Company or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

     No option may have a term of more than ten years (five years for 10% or greater shareholders). Options generally may be exercised only if the option holder remains continuously associated with the Company or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

     The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

     The description of the 1998 Employee Plan set forth herein is qualified in its entirety by reference to the text of the 1998 Plan, a copy of which is attached as Exhibit 2 to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the 1998 Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 5.

                                 PROPOSAL NO. 6
             APPROVAL OF A NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company's Board of Directors has adopted subject to shareholder approval, a stock option plan for non-employee directors (the "Director Plan") in order to link the personal interests of such non-employee directors to the long-term financial success of the Company and the growth of shareholder value. The Director Plan provides for the automatic grant of options to directors of the Company who are not employees, officers or interested persons of the Company (an "Eligible Director"). By adopting the Director Plan, the Board believes that the Company will be better able to attract, motivate and retain as directors people upon whose judgment and special skills the success of the Company in large measure depends. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan will not occur until after the date of the approval (the "Approval Date") of the Director Plan by the Commission. There can be no assurance that the Commission will approve the Director Plan.

     The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares.

     The Director Plan provides that an Eligible Director serving on the Company's Board of Directors who has served as a director for at least one year prior to the Approval Date will automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the Approval Date. With respect to any Eligible Director who is elected or reelected as a director of the Company after the Approval Date such elected director will automatically receive on the date such director has served as a director of the Company for one year of such election or reelection an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the date of the first anniversary such director became a director of the Company.

     The Director Plan will be administered by a committee of directors who are not eligible to participate in the Directors Plan (the "Committee") or by the entire Board of Directors, if the Board so determines. Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

     The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

     If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

     Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

     The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the shareholders of the Company.

     The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities.

     The description of the Director Plan set forth herein is qualified in its entirety by reference to the text of the Director Plan, a copy of which is attached as Exhibit 3 to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Director Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 6.

                                 PROPOSAL NO. 7
                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

Deadline for Submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than July 22, 1999, for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.

Requests for Financial Statements

     The Company will furnish, without charge a copy of its financial statements for the fiscal year ended May 31, 1998, to shareholders who make written request to the Company at 313 West 53rd Street, New York, NY 10019 or call the Company collect at (212) 265-2249.

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                              By Order of the Board of Directors


                                              NEIL GREENBAUM, Secretary
October 10, 1998

                                                                       Exhibit 1

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        FRESHSTART VENTURE CAPITAL CORP.

                Under Section 805 of the Business Corporation Law

                                   ----------

     It is hereby certified that:

     FIRST: The name of the Corporation is FRESHSTART VENTURE CAPITAL CORP.

     SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on March 4, 1982 under the name Freshstart Venture Capital Corp.

     THIRD: The Certificate of Incorporation of Freshstart Venture Capital Corp. is hereby amended. The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to increase the aggregate number of authorized shares of Common Stock, $.01 par value from 3,000,000 to 5,000,000.

     FOURTH:  To accomplish  the  foregoing  amendment,  the first  paragraph of
Article 5 of the Certificate of Incorporation of the Corporation shall be deemed amended and restated and subparagraphs (a)-(g) shall remain unchanged. The amended first paragraph shall be as follows:

     "5. The total number of authorized shares of capital stock of this Corporation shall consist of 15,000,000 shares of which 10,000,000 shares shall be Four (4%) Percent Preferred Stock, having a par value of one ($1.00) dollar per share, and 5,000,000 shares shall be Common Stock, having a par value of $.01 (one cent) per share. The Four (4%) Percent Preferred Stock authorized is restricted solely for issuance to the United States Small Business Administration (the "SBA"). The designation of each class, the number of shares of each class and par value of the shares of each class are as follows:

  Number of                                                   Par Value
   Shares            Type                                     Per Share

 10,000,000          Four (4%) Percent Preferred Stock          $1.00

  5,000,000          Common Stock                               $0.01"


     FIFTH: The foregoing amendment to The Certificate of Incorporation of the Corporation was authorized by the vote of a majority of the holders of all of the outstanding shares of the Corporation entitled to vote on the said amendment of the Certificate of Incorporation subsequent to the affirmative vote of the Board of Directors and, pursuant to the provisions of Article 6 of the Certificate of Incorporation, with consent of the United States Small Business Administration.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been subscribed to this _____day of _________, 1998 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.


                                                 _______________________________
                                                  ZINDEL ZELMANOVITCH, PRESIDENT



                                                 _______________________________
                                                  NEIL GREENBAUM, SECRETARY

                                                                       Exhibit 2

                        FRESHSTART VENTURE CAPITAL CORP.

                        1998 INCENTIVE STOCK OPTION PLAN


     The purpose of the 1998 Incentive Stock Option Plan (the "Plan") is to attract and retain key employees of Elk Associates Funding Corporation (the "Company") and its affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by the granting of Incentive Stock Options (individually referred to herein as an "Option" and collectively as "Options") to purchase the Company's common stock, par value $0.01 par value (the "Common Stock").

     1.   Administration of the Plan.

     The administration of the Plan shall be under the general supervision of the 1998 Employee Plan Committee of the Board of Directors of the Company (the "1998 Employee Plan Committee"). Within the limits of the Plan, the 1998 Employee Plan Committee shall determine the individuals to whom, and the times at which, Options shall be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Options, and the time or times within which (during its term) all or portions of each Option may be exercised. The 1998 Employee Plan Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Plan as it deems advisable. To the extent permitted by law, the 1998 Employee Plan Committee may delegate its authority under the Plan to a sub-committee of the 1998 Employee Plan Committee.

     2.   Shares Subject to the Plan.

          (a) Number of Shares. The aggregate number of shares of Common Stock of the Company which may be optioned under the Plan is 125,000 shares. In the event that the 1998 Employee Plan Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Common Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Plan and as to which Options then outstanding shall be exercisable, and the option price of such Options, shall be appropriately adjusted by the 1998 Employee Plan Committee (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

          (b) Effect of Certain Transactions. In order to preserve a Participant's (as defined below) rights under an Option in the event of a change in control of the Company, the 1998 Employee Plan Committee in its discretion may, at the time an Option is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Participant of cash or other property with a fair market value equal to the amount that would have been received upon the exercise F or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the 1998 Employee Plan Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the 1998 Employee Plan Committee may consider equitable to the Participant and in the best interests of the Company, provided such action shall comply with
     Section 424 of the Code and will not render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

          (c) Restoration of Shares. If any Option expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting pursuant to Options under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Code (as defined below).

          (d) Reservation of Shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     3.   Grant of Options; Eligible Persons.

          (a) Types of Options. Options shall be granted under the Plan either as incentive stock options ("Incentive Stock Options"), as defined in
     Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as Options that do not meet the requirements of Section 422 ("Nonstatutory Stock Options"). Options may be granted from time to time by the 1998 Employee Plan Committee, within the limits set forth in Sections 1 and 3 of the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) (such individuals collectively referred to herein as "Participants").

          (b) Date of Grant. The date of grant for each Option shall be the date on which it is approved by the 1998 Employee Plan Committee or such later date as the 1998 Employee Plan Committee may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was approved by the Board of Directors.

     4.   Form of Options.

     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the 1998 Employee Plan Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Options may vary among optionees.

     5.   Option Price.

     The price at which shares may from time to time be optioned shall be determined by the 1998 Employee Plan Committee, provided that such price shall not be less than the current market value of the Common Stock on the date of grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the current market value of the Common Stock on the date of grant.

     To the extent permitted by law, the 1998 Employee Plan Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Common Stock of the Company or such other lawful consideration as the 1998 Employee Plan Committee may determine.

     6.   Term of Option and Dates of Exercise.

          (a) Exercisability. The 1998 Employee Plan Committee shall determine the term of all Options, the time or times that Options are exercisable and whether they are exercisable in installments, provided that the term of each Option granted under the Plan shall not exceed a period of ten years from the date of its grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his Incentive Stock Option does not exceed a period of five years from the date of its grant. In the absence of such determination, the Option shall be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an Incentive Stock Option, the maximum term of such Option.

          (b) Effect of Disability, Death or Termination of Employment. The 1998 Employee Plan Committee shall determine the effect on an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and during the period which, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the 1998 Employee Plan Committee, to exercise rights of the optionee in the case of the optionee's death.

          (c) Other Conditions. The 1998 Employee Plan Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (d) Withholding. The optionee shall pay to the Company, or make provisions satisfactory to the 1998 Employee Plan Committee for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

          (e) Amendment of Options. The 1998 Employee Plan Committee may amend, modify or terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent to such action shall be required unless the 1998 Employee Plan Committee determines that the action, taking into account any related action, would not materially and adversely affect the optionee.

     7.   Non-transferability.

     Options granted under the Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution or, in the case of a Nonstatutory Stock Option, to the extent consistent with qualifying for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), pursuant to a qualified domestic relations order, and shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

     8.   No Right to Employment.

     No persons shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss an optionee free from any liability or claim under the Plan, except as specifically provided in the applicable Option.

     9.   No Rights as a Shareholder.

     Subject to the provisions of the applicable Option, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the plan until he or she becomes the holder thereof.

     10.  Amendment or Termination.

     The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Board of Directors determines to be necessary or advisable, provided that the Participant's consent will be required for any amendment, suspension or termination that would adversely affect the rights of the Participant under any outstanding Options.

     11.  Adjustment of Shares; Merger or Consolidation, Etc. of the Company.

          (a) Recapitalization, Etc. In the event there is any change in the outstanding Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of
     Section 422 of the Code.

          (b) Merger, Consolidation, or Change in Control of Company. Upon (i) the merger or consolidation of the Company with or into another corporation (pursuant to which the stockholders of the Company immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation, (ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Company to a person unrelated to the Company or to a direct or indirect owner of a majority of the voting power of the Company's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Company, then the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale, or Change in Control of the Company to exercise such Options(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Options(s); provided that all conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Company, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale, or Change in Control of the Company. Unless otherwise provided in the subject award agreement or merger, consolidation, or Asset Sale agreement, all such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation, or Asset Sale (but not in the case of a Change in Control of the Company). In the event the Company becomes a subsidiary of another corporation (the "Parent Company") with respect to which the stockholders of the Company (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the Parent Company having at least a majority of the combined voting power of such Parent Company's then outstanding securities, there shall be substituted for Options granted hereunder, options to purchase common stock of the Parent Company. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the Parent Company to replace an incentive stock option granted hereunder shall satisfy the requirements of Section 422 of the Code. Notwithstanding the foregoing, the holder of any such Option shall not have the right to exercise such Option if such exercise would render any Incentive Stock Options granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

          (c) Definition of Change in Control of the Company. As used herein, a "Change in Control of the Company" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity), together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (ii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (iii) the Company or any subsidiary of the Company, or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Company on the date of stockholder approval of the Plan is or becomes the beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

     12.  Stockholder Approval.

     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of New York, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board of Directors. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

     13.  Governing Law.

         The provisions of the plan shall be governed by and interpreted in accordance with the laws of the State of New York.

     This Plan was approved by the Board of Directors on ______ __, 1998. This Plan was approved by the Shareholders on ________ ___, 1998.

                                                                       Exhibit 3

                        FRESHSTART VENTURE CAPITAL CORP.

                     Non-Employee Director Stock Option Plan

     This Non-Employee Director Stock Option Plan dated ___________ __, 1998 (the "Plan") governs options to purchase Common Stock, $0.01 par value (the "Common Stock"), of Elk Associates Funding Corporation (the "Company") granted on or after the date hereof by the Company to members of the Board of Directors (the "Board") of the Company who are not also employees, officers or interested persons (as defined in Section 2 below) of the Company. The purpose of the Plan is to attract and retain qualified persons to serve as Directors of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentives to promote the success of the Company.

     1.   Administration of the Plan.

     Grants of stock options (individually referred to herein as an "Option" and collectively as "Options") under the Plan shall be automatic as provided in
Section 6 hereof. However, all questions of interpretation with respect to the Plan and Options granted under it shall be determined by a committee (the "Committee") consisting of the Directors of the Company who are not eligible to participate in the Plan, and such determination shall be final and binding upon all persons having an interest in the Plan. The plan may be administered by the entire Board of Directors if permitted by applicable law and regulation and if determined to be in the best interests of the Company.

     2.   Persons Eligible to Participate in the Plan.

     Members of the Board who are not also officers or employees of the Company shall be eligible to participate in the Plan ("Eligible Directors").

     3.   Shares Subject to the Plan.

          (a) Number of Shares. The aggregate number of shares of Common Stock of the Company which may be optioned under this Plan is 75,000 shares. In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under this Plan and as to which Options then outstanding shall be exercisable, and the exercise price of such Options, shall be appropriately adjusted by the Committee (whose determination shall be conclusive) so as to preserve the value of the Option.

          (b) Effect of Certain Transactions. In order to preserve an Eligible Director's rights under an Option in the event of a change in control of the Company, the Committee in its discretion may, on the Date of Grant (as defined in Section 6(b) below) or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Option, (ii) provide for payment to the Eligible Director of cash or other property with a fair market value equal to the amount that would have been received upon the exercise or payment of the Option had the Option been exercised or paid upon the change in control, (iii) adjust the terms of the Option in a manner determined by the Committee to reflect the change in control, (iv) cause the Option to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to the Eligible Director and in the best interest of the Company.

          (c) Restoration of Shares. If any Option expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting pursuant to Options under the Plan.

          (d) Reservation of Shares. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the iPlan may consist in whole or in part of authorized but unissued shares or treasury shares.

     4.   Types of Options.

All Options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

     5.   Form of Options.

     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     6.   Grant of Options and Option Terms.

          (a) Initial Grant of Options. On the later of (i) date of the approval of the Plan (the "Approval Date") by the Securities and Exchange Commission in accordance with the 1940 Act, or (ii) the first anniversary of the election or appointment of such Director to the Board (the "First Anniversary Date"), providing such Director is then serving, each of the following Directors shall automatically be granted Options to purchase the number of shares of Common Stock determined by dividing $50,000 by the Current Market Value (as defined in Section 6(c) below) on the date indicated opposite each Director's name (the "Initial Grants") provided each such Director is serving on the Company's Board as an Eligible Director on the Approval Date or the First Anniversary Date, as the case may be:

                     Name of Director          Automatic Grant Date
                     ----------------          --------------------

                     Michael Moskowitz         Approval Date
                     Eugene Haber              Approval Date
                     Alan Work                 Approval Date
                     Ben Lichtenberg           Approval Date
                     John Hamill               Approval Date

          (b) Automatic Grant of Options. At each annual meeting of the stockholders of the Company after the Approval Date, each new Eligible Director elected at such meeting shall automatically be granted on such new Eligible Director's First Anniversary Date of such election an Option to purchase the number of shares of Common Stock determined by dividing $50,000 by the Current Market Value of the Common Stock on such First Anniversary Date of such election. In addition, upon the election of an Eligible Director other than at an annual meeting of stockholders (whether by the Board or the stockholders and whether to fill a vacancy or otherwise), each such Eligible Director shall automatically be granted an Option on the First Anniversary Date of the election of an Eligible Director other than at an annual meeting of stockholders to purchase that number of shares that is determined by dividing $50,000 by the Current Market Value of the Common Stock on the First Anniversary Date of such election. After the Initial Grants have been made, all subsequent grants of Options to Eligible Directors upon the First Anniversary Date of their election to the Board shall be referred to as "Automatic Grants." The "Date of Grant" for the Initial Grants shall be the Approval Date and the Date of Grant for the Automatic Grants shall be the First Anniversary Date of the election as a new Eligible Director, whether at an annual meeting or otherwise, as the case may be. No Options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

          (c) Exercise Price. The price at which shares may from time to time be optioned shall be determined by the Committee, provided that such price shall not be less than the current market value (the "Current Market Value") of the Common Stock on the date of grant, or if no such market value exists, then the current net asset value of the Common Stock of the Company or such other lawful consideration as the Committee may determine.

          (d) Term of Option. The term of each Option granted under this Plan shall be five years from the Date of Grant.

          (e) Period of Exercise. Options granted under this Plan shall become exercisable commencing 12 months after the Date of Grant. Directors holding exercisable Options under this Plan who cease to be Eligible Directors for any reason, other than death, may exercise the rights they had under such Options at the time they ceased to be an Eligible Director; provided, however, no additional Options held by such Directors shall be exercisable thereafter. Upon the death of a Director, those entitled to do so under the Director's will or the laws of descent and distribution shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Director at the time of his or her death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of five years from their Date of Grant.

          (f) Method of Exercise and Payment. Options may be exercised only by written notice of the Company at its executive offices accompanied by payment of the full exercise price for the shares of Common Stock as to which they are exercised. The exercise price shall be paid in cash or by check or by the surrender of unrestricted shares of Common Stock or by any combination of the foregoing. Upon receipt of such notice and payment,the Company shall promptly issue and deliver to the optionee (or other person entitled to exercise the Option) a certificate or certificates for the number of shares as to which the exercise is made.

          (g) Non-transferability. Options granted under this Plan shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by him or her.

          (h) Withholding. The optionee shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

     7.   Limitation of Rights.

          (a) No Right to Continue as a Director. Neither the Plan nor the granting of an Option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied that the Company will retain an optionee as a Director for any period of time or at any particular rate of compensation.

          (b) No Stockholders' Rights for Options. No Director shall have any rights as a stockholders with respect to the shares covered by his or her Option until the date he or she exercises such Option and pays the Option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Option is exercised and paid for.

     8.   Amendment or Termination.

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any shareholder approval that the Board determines to be necessary or advisable, provided that the Participant's consent will be required for any amendment, suspension or termination that would adversely affect the rights of the Participant under any outstanding Options.

     9. No Fractional Shares. All grants of Options shall be rounded to the nearest whole share and no Options representing fractional shares shall be issued.

     10. Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

This Plan was approved by the Board of Directors on ___________ __, 1998. This Plan was approved by the Shareholders on ___________ __, 1998. This Plan was approved by the Securities and Exchange Commission on ___________ __, 199__.

                        PROXY FOR HOLDERS OF COMMON STOCK

                        FRESHSTART VENTURE CAPITAL CORP.

     The undersigned holder of shares of common stock, $.01 par value ("Common Stock"), of Freshstart Venture Capital Corp. (the "Company") hereby constitutes and appoints Zindel Zelmanovitch and Neil Greenbaum and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on November 10, 1998, at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York at 10:30 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               Zindel Zelmanovitch, Neil Greenbaum, Pearl Greenbaum, Michael L. Moskowitz, Eugene Haber, Alan Work, Ben Lichtenberg and John Hamill.

               WITHHOLD AUTHORITY to vote for all nominees listed ______________

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)


               _________________________________________________________________

PROPOSAL 2.    To approve an amendment to the  certificate of  incorporation  of the Company increasing to from 3,000,000 to 5,000,000 the authorized number of shares of the Common Stock of the Company, subject to the approval of the United States Small Business
               Administration.

                      ____FOR              ____AGAINST               ____ABSTAIN


PROPOSAL 3.    To approve the appointment of Michael C. Finkelstein & Co. as the
               Company's independent public accountants for the fiscal year ended May 31, 1998.

                      ____FOR              ____AGAINST               ____ABSTAIN

PROPOSAL 4.    To  ratify  and  approve  the   election  to  become  a  Business
               Development  Company under Section 54 of the  Investment  Company
               Act of 1940.

                       ____FOR             ____AGAINST               ____ABSTAIN


PROPOSAL 5.    To adopt a  qualified  stock  option  plan for  employees  of the
               Company.

                       ____FOR             ____AGAINST               ____ABSTAIN


PROPOSAL 6.    To adopt a stock  option plan for  non-employee  directors of the
               Company,  subject to the approval of the  Securities and Exchange
               Commission.

                       ____FOR             ____AGAINST               ____ABSTAIN


PROPOSAL 7.    Such other matters as may properly come before the meeting.

                       ____FOR             ____AGAINST               ____ABSTAIN

                  (continued and to be signed on reverse side)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the holders of Common Stock and in favor of Proposals 2, 3, 4, 5 and 6. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares:________________________         Dated:___________________________


______________________________________         _________________________________
(Print Name)                                   (Signature of Shareholder)

______________________________________         _________________________________
(Print Name)                                   (Signature of Shareholder)



The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign. Person(s) signing as Attorney, Executor, Administrator, Trustee or Guardian should provide full title.


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